Exhibit 10.3
FORM OF NONSTATUTORY
STOCK OPTION AGREEMENT
          THIS NONSTATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is entered into effective as of                     , 20      (the “Grant Date”), by CRAFT BREWERS ALLIANCE, INC., a Washington corporation (the “Company”), and                      (the “Optionholder”).
RECITALS
          A. The Company has adopted the 2007 Stock Incentive Plan (the “Plan”). Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.
          B. The Committee has designated the Optionholder to receive a stock option under the Plan.
          NOW THEREFORE, the Company and the Optionholder agree as follows:
          1. Grant of the Option. The Company grants to the Optionholder a Nonstatutory Stock Option (the “Option”) to acquire from the Company                      shares of Common Stock (the “Shares”) at the price of $                     per share (the “Purchase Price”). The Option is subject to all of the provisions of the Plan and the terms and conditions specified in this Agreement.
          2. Term of the Option. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a) the expiration of three (3) months following the date of termination of the Optionholder’s Continuous Service for any reason other than death, Disability or Cause; (b) the expiration of one year following the date of termination of the Optionholder’s Continuous Service by reason of death or Disability; (c) the date of termination of the Optionholder’s Continuous Service for Cause; and (d) the tenth anniversary of the Grant Date (                    , 20     ).
          3. Exercisability. Except as specified below and in Section 12.3 of the Plan, the Option will become exercisable (a) as to twenty percent (20%) of the Shares on the first anniversary of the Grant Date, and (b) as to an additional twenty percent (20%) of the Shares on each of the next four anniversaries of the Grant Date. If the Optionholder’s Continuous Service terminates by reason of death or Disability, the Option will immediately become exercisable in full. If the Optionholder’s Continuous Service terminates by reason of Cause, all outstanding Options shall be forfeited (whether vested or not vested) and expire on the date of termination. Except as provided in Section 12.3 of the Plan, if the Optionholder’s Continuous Service terminates for any reason other than death, Disability or Cause, the Option thereafter will be exercisable only for the Shares as to which it was exercisable on the date of termination.
          4. Exercise of the Option. In order to exercise the Option, the Optionholder must do the following:

          (a) deliver to the Company a written notice, in substantially the form of the attached Exhibit A, specifying the number of Shares for which the Option is being exercised;
          (b) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid –
               (i) by check;
               (ii) by delivery to the Company of shares of Common Stock already owned by the Optionholder that have a Fair Market Value, as of the date of exercise, equal to the aggregate Purchase Price payable;
               (iii) delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee:
               (A) To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to the Company in payment of all or a part of the exercise price and withholding taxes due; or
               (B) To pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to the Company in payment of all or a part of the exercise price and withholding taxes due; or
               (iv) by such other means as the Committee, in its sole discretion, may permit at the time of exercise;
     (c) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option; and
     (d) execute and deliver to the Company any other documents required from time to time by the Committee in order to promote compliance with applicable laws, rules and regulations.
          5. Tax Withholding and Reimbursement. The Company is authorized to withhold from the Optionholder’s other compensation any withholding and payroll taxes imposed on the Company in connection with or with respect to the exercise or other settlement of the Option (the “Payroll Taxes”). In the event the Optionholder is no longer an employee of the Company at the time of exercise or there is insufficient other income from which to withhold Payroll Taxes, the Optionholder agrees to pay the Company an amount sufficient to provide for payment of all Payroll Taxes.
          6. Acceptance of Option; Further Assurances. By executing this Agreement, the Optionholder accepts the Option, acknowledges receipt of a copy of the Plan, and agrees to comply with and be bound by all of the provisions of the Plan and this Agreement. The Optionholder agrees to from time to time execute such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.

          7. Entire Agreement; Amendments; Binding Effect. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Optionholder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Optionholder. The failure of any party to enforce any of that party’s rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Optionholder and his or her heirs, successors and assigns.
          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

“Company”	CRAFT BREWERS ALLIANCE, INC.

By
[Name]
[Title]

“Optionholder”

[Name]

EXHIBIT A
NOTICE OF STOCK OPTION EXERCISE
CRAFT BREWERS ALLIANCE, INC.
2007 STOCK INCENTIVE PLAN

To:	Craft Brewers Alliance, Inc.
929 North Russell Street
Portland, Oregon 97227
Attention:

Optionholder:

Print Name

Mailing Address:

Telephone Number:

Option:	The option evidenced by an Option Agreement dated , ___.
OPTION EXERCISE
I hereby elect to exercise the Option to purchase shares (“Shares”) of common stock of Craft Brewers Alliance, Inc. (“CBAI”), covered by the Option as follows:

Number of Shares Purchased (a)
Per-Share Option Price (b)	$
Aggregate Purchase Price (a times b)	$
Closing Date of Purchase

Form of Payment [Check One]:

☐	My check in the full amount of the Aggregate Purchase Price (as well as a check for any withholding taxes, if this box ☐ is checked). See “Instructions” below.

☐	Delivery of previously owned shares of CBAI common stock with a fair market value equal to the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See “Instructions” below. Note that restricted shares acquired from CBAI under one of its stock plans may be used for this purpose only if such shares have become vested.

☐	My irrevocable direction to my securities broker (see below) to sell Shares subject to the Option and deliver a portion of the sales proceeds to Craft Brewers Alliance, Inc., in full payment of the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See “Instructions” below. I hereby confirm that any sale of Shares will be in compliance with CBAI’s policies on insider trading and Rule 144, if applicable. I HEREBY IRREVOCABLY AUTHORIZE to transfer funds to Craft Brewers Alliance, Inc., from my account in payment of the
(name of broker)
Aggregate Purchase Price (and withholding taxes, if applicable) and Craft Brewers Alliance, Inc., is hereby directed to issue the Shares for my account with such broker and to transmit the Shares to the broker indicated above.
Instructions:
     (1) If payment is to be by check, a check for the amount of the Aggregate Purchase Price payable to Craft Brewers Alliance, Inc., should be submitted with this Notice.
     (2) If payment is to be by surrender of previously owned shares or by attestation of ownership (see Attestation Form below), either a certificate for the shares accompanied by a stock power endorsed in blank or the completed Attestation Form should be submitted with this Notice. If applicable, a certificate for any shares in excess of those needed to satisfy the Aggregate Purchase Price and withholding taxes, if applicable, will be returned to you with the certificate for your option shares. Any change in registration between the payment shares and the new shares will require a properly executed stock power that is guaranteed by an institution participating in a recognized medallion signature guarantee program.
     (3) No withholding tax is due upon exercise of an incentive stock option. Withholding tax is due immediately upon exercise of a nonstatutory stock option by an employee. If withholding tax is due at the time of exercise, you will be notified of the amount and satisfactory arrangements must be made for payment before a stock certificate for your option shares will be delivered to you (or your broker, if applicable). Among other alternatives, amounts necessary to satisfy withholding obligations may be deducted from compensation otherwise payable to you.
ISSUANCE INSTRUCTIONS FOR STOCK CERTIFICATES
     Please register the stock certificate(s) in the following name(s):

If applicable, please check one: ☐ JT TEN ☐ TEN COM ☐ Other

     Please deliver the stock certificate(s) to (check one):
☐	My brokerage account

Attn:

Account	No.:	; or

☐	My mailing address set forth above.

Date	Signature of Participant
ATTESTATION FORM
As indicated above, I have elected to use shares of CBAI common stock that I already own to pay the Aggregate Purchase Price of the Option (and withholding taxes, if applicable).
I attest to the ownership of the shares represented by the certificate(s) listed below or to the beneficial ownership of the shares held in the name of my broker, as indicated in the attached copy of my brokerage statement. I will be deemed to have delivered such shares to CBAI in connection with the exercise of my Option.
I understand that, because I (and any joint owner) will retain ownership of the shares (the “Payment Shares”) deemed delivered to pay the Aggregate Purchase Price (and withholding taxes, if applicable), the number of shares to be issued to me upon exercise of my Option will be reduced by the number of Payment Shares. I represent that I have full power to deliver and convey certificates representing the Payment Shares to CBAI and by such delivery and conveyance could have caused CBAI to become sole owner of the Payment Shares. The joint owner of the Payment Shares, if any, by signing this Form, consents to these representations and to the exercise of the Option by this attestation.
I certify that any Payment Shares originally issued to me as restricted shares are now fully vested.

List certificate(s) and number of shares covered, or attach a copy of your brokerage statement:

Common Stock Certificate Number	Number of Shares Covered

Date:

Print Name of Optionholder:

Signature of Optionholder:

Print Name of Joint Owner:

Signature of Joint Owner:

If you are attaching a copy of your brokerage statement, you must have your securities broker complete the following:
The undersigned hereby certifies that the foregoing attestation is correct.

Name of Brokerage Firm

Date:	By:

Telephone No.:

Print Name of Signing Broker

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